UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2024

MESABI TRUST

(Exact name of registrant as specified in its charter)

New York	1-4488	13-6022277
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
incorporation)		No.)

c/o Deutsche Bank Trust Company Americas Trust & Agency Services 1 Columbus Circle, 17th Floor Mail Stop: NYC01-1710 New York, New York	10019
(Address of principal executive offices)	(Zip Code)

(904) 271-2520

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units of Beneficial Interest, no par value	MSB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02Results of Operations and Financial Condition.

Announcement of Receipt of Quarterly Royalty Report and Royalty Payment

On April 30, 2024, Mesabi Trust received the quarterly royalty report of iron ore shipments out of Silver Bay, Minnesota during the quarter ended March 31, 2024 (the “Royalty Report”) from Cleveland-Cliffs Inc. (“Cliffs”), the parent company of Northshore Mining Company (“Northshore”). As further explained under Item 7.01 below, the Royalty Report indicated that the Mesabi Trust received total royalty payments of $5,059,648 on April 30, 2024.

Item 7.01Regulation FD.

Quarterly Royalty Report and Royalty Payment

On April 30, 2024, the Trustees of Mesabi Trust received the Royalty Report from Cliffs, the parent company of Northshore.

As reported to Mesabi Trust by Cliffs in the Royalty Report, based on shipments of iron ore products by Northshore during the three months ended March 31, 2024, Mesabi Trust was credited with a base royalty of $2,106,086.  For the three months ended March 31, 2024, Mesabi Trust was also credited with a bonus royalty in the amount of $2,520,601.  The royalty payment received by the Trust also included an increase of $279,222 as a result of positive adjustments related to prior quarters.  In addition, a royalty payment of $153,738 was paid to the Mesabi Land Trust.  Accordingly, the total royalty payments received by Mesabi Trust on April 30, 2024 from Cliffs were $5,059,648.

The royalties paid to Mesabi Trust are based on the volume of iron ore pellets and other products produced or shipped during the quarter and the year to date, the pricing of iron ore product sales, and the percentage of iron ore pellet production and shipments from Mesabi Trust lands rather than from non-Mesabi Trust lands.  In the first calendar quarter of 2024, Cliffs credited Mesabi Trust with 1,006,692 tons of iron ore shipped, as compared to zero (0) tons shipped during the first calendar quarter of 2023.  Cliffs’ Royalty Report reflected no additional third party arms-length sale transactions of iron ore pellets since reporting two low volume shipments of iron ore pellets to a single third-party customer in June 2023.

The volume of iron ore pellets (and other iron ore products) produced or shipped by Northshore varies from quarter to quarter and year to year based on a number of factors, including, among others, Cliffs’ decisions to idle Northshore operations (which occurred from May 2022 until April 2023), the requested delivery schedules of customers (including affiliates), general economic conditions in the iron ore industry, and production schedules and weather conditions on the Great Lakes.  These multiple factors can result in significant variations in royalties received by Mesabi Trust (and in turn, the resulting funds available for distribution to Unitholders by Mesabi Trust) from quarter to quarter and from year to year.  These variations, which can be positive or negative, cannot be predicted by the Trustees of Mesabi Trust.  Based on the above factors, and as indicated by Mesabi Trust’s historical distribution payments, the royalties received by Mesabi Trust, and the distributions paid to Unitholders, if any, in any particular quarter are not necessarily indicative of royalties that will be received, or distributions that will be paid, if any, in any subsequent quarter or full year.

The Trustees of Mesabi Trust have received no specific updates concerning Cliffs’ plans with respect to Northshore iron ore operations.  The last reported Cliffs’ public announcements made in April 2023 included that Northshore was then being partially restarted and would be run at less than full capacity for the remainder of 2023, and that Cliffs would continue to treat Northshore as a swing operation.  With respect to calendar year 2024, Northshore has not advised Mesabi Trust of its expected shipments of iron ore products, or what percentage of 2024 shipments will be from Mesabi Trust iron ore.

Item 8.01Other Events.

Mesabi Trust’s Annual Report on Form 10‑K for the fiscal year ended January 31, 2024, which includes the audited financial statements of Mesabi Trust, was filed with the Securities and Exchange Commission on April 24, 2024.  Mesabi Trust Unitholders may obtain a hard copy of the complete audited financial statements, which is included as Exhibit 13 to Mesabi Trust’s Annual Report, free of charge upon request to Mesabi Trust’s Corporate Trustee, at:

Mesabi Trust

c/o Deutsche Bank Trust Company Americas, Corporate Trustee

Trust and Agency Services — GDS

1 Columbus Circle, 17th Floor New York, NY 10019

(904) 271-2520

Unitholders can also directly access the audited financial statements of Mesabi Trust by navigating to Mesabi Trust’s website at www.Mesabi-Trust.com and clicking on the Edgar Filings (SEC) link under the Menu to the right of the SEC Filings page by scrolling down to the desired Annual Report on Form 10‑K under Exhibit 13 thereof, beginning on page F‑1 of each such Report.

Forward-looking Statements

This report contains certain forward-looking statements with respect to iron ore pellet production, iron ore pricing and adjustments to pricing, shipments by Northshore during 2024, royalty (including bonus royalty) amounts, and other matters, which statements are intended to be made under the safe harbor protections of the Private Securities Litigation Reform Act of 1995, as amended.  Actual production, prices, price adjustments, and shipments of iron ore pellets, as well as actual royalty payments (including bonus royalties) could differ materially from current expectations due to inherent risks and uncertainties such as general adverse business and industry economic trends, uncertainties arising from war, terrorist events, the impact of the coronavirus (COVID-19) pandemic and other global events, higher or lower customer demand for steel and iron ore, decisions by mine operators regarding curtailments or idling production lines or entire plants, environmental compliance uncertainties, difficulties in obtaining and renewing necessary operating permits, higher imports of steel and iron ore substitutes, processing difficulties, consolidation and restructuring in the domestic steel market, market inputs tied to indexed price adjustment factors found in some pellet supply agreements between Cliffs and some of its customers, resulting in future adjustments to royalties payable to Mesabi Trust and other factors.  In addition, any future production curtailments or idling of Northshore operations, about which the Trust may have little or no prior notice, could materially adversely affect the royalty income of the Trust, as well as the resulting cash available for distribution by the Trust to Unitholders. Further, such developments could have a material adverse impact on the market price of the Trust’s Units. Although the Mesabi Trustees believe that any such forward-looking statements are based on reasonable assumptions, such statements are subject to risks and uncertainties, which could cause actual results to differ materially. Additional information concerning these and other risks and uncertainties is contained in Mesabi Trust’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended January 31, 2024 (filed April 24, 2024). Mesabi Trust undertakes no obligation to publicly update or revise any of the forward-looking statements made herein to reflect events or circumstances after the date hereof.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description
99.1	Press Release dated May 2, 2024
104	Cover Page Interactive Data File (formatted in Inline XBRL and included as Exhibit 101)

In accordance with general instruction B.2 to Form 8-K, the information in this Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MESABI TRUST

By:	/s/ Chris Niesz
Chris Niesz Vice President Deutsche Bank Trust Company Americas, Corporate Trustee of Mesabi Trust

Dated: May 2, 2024

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